UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                FORM 8-K/A

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  May 3, 2006

                         Rapid Link, Incorporated
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           (Exact name of Registrant as specified in its charter)


          Delaware                     0-22636                 75-2461665
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 (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation              File Number)         Identification No.)


                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
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       (Address of principal executive offices, including Zip Code)


     Registrant's telephone number, including area code (310) 566-1700


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 230.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.01  Completion of Acquisition or Disposition of Assets

 On May 5, 2006, we Rapid Link, Incorporated completed the acquisition of Telenational Communications, Inc. pursuant to the terms of the original stock purchase agreement dated May 3, 2006, as amended May 5, 2006 and June 5, 2006.

 We hereby amend Item 9.01 of our current report on Form 8-K filed on May 9, 2006 to include financial statements of the business acquired and pro forma information in accordance with 9.01(a) and (b) within 71 calendar days after the date on which the initial report on Form 8-K was required to be filed. Except as set forth in item 9.01 below, no other changes are being made to our current report on Form 8-K filed on May 9, 2006.


 Item 9.01  Financial Statements and Exhibits

 (a) Financial Statements of Business Acquired.

 The financial statements of Telenational, Inc. required to be filed pursuant to item 9.01(a) of Form 8-K is attached hereto as Exhibit 99.1.

 (b) Pro Forma Financial Information.

 The pro forma financial information required to be filed pursuant to item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2.

       (c) Exhibits.

       Exhibit Number             Description
       --------------    ----------------------------
            99.1         Financial statements of Telenational, Inc.
            99.2         Pro Forma Financial Information


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Rapid Link, Incorporated
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 Date:  July 11, 2006         By: /s/ John Jenkins
                                  -----------------------------------
                                  John Jenkins, Chairman & CEO